UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2013

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 20, 2013, Lakeland Bancorp, Inc. (“Lakeland Bancorp”) and Somerset Hills Bancorp (“Somerset Hills Bancorp”) disseminated a joint press release announcing that they intend to close the merger of Somerset Hills Bancorp with and into Lakeland Bancorp (the “Merger”) and the merger of the bank subsidiaries on Friday, May 31, 2013. The joint press release also announced that the deadline for submitting Election Forms pertaining to the form of consideration that Somerset Hills Bancorp shareholders wish to receive in the Merger will be 5:00 p.m. (New York City time) on Tuesday, May 28, 2013, the third business day prior to the closing of the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1	Joint Press Release of Lakeland Bancorp, Inc. and Somerset Hills Bancorp, dated May 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 20, 2013

Exhibit Index

Exhibit Number	Description

99.1	Joint Press Release of Lakeland Bancorp, Inc. and Somerset Hills Bancorp, dated May 20, 2013.